To the extent any statements made in this presentation deal with information that is not historical, these are necessarily forward-looking. As such, they are subject to the occurrence of many events outside of BioSante’s control and are subject to various risk factors that could cause BioSante’s results to differ materially from those expressed in any forward-looking statement. The risk factors include, without limitation, the inherent risk of competition in the marketplace, clinical outcomes in drug development programs, regulatory risks related to proprietary rights and market acceptance. cause such material differences are identified and discussed from time to time in BioSante’s filings with the Securities and Exchange Commission, including those factors discussed in BioSante’s most recent Forms 10-K and 10Q, which discussion also is incorporated herein by reference. Bio-E-Gel nor LibiGel will be approved by the FDA, that LibiGel clinical development will not be successful or will be discontinued, that safety and efficacy protocols will not be finalized and Phase III will not be started in a timely manner or at all  the first product in its category to be approved by the FDA.    forward-looking statements speak only as of the date of this presentation.  BioSante undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Mission
Increase stockholder value by developing and commercializing BioSante’s near and long-term product pipeline
➢
hormone therapy products,
➢
nanotechnology
✓
vaccines, and
✓
protein delivery

Investment Highlights
➢
 Hormone therapy (HT) gel portfolio
▪
Bio-E-Gel® for reduction of hot flashes
▪
LibiGel®  for female sexual dysfunction
▪
Bio-E+P-Gel™ for reduction of hot flashes
▪
Bio-T-Gel™ for male hypogonadism
➢
Calcium phosphate nanotechnology (CAP)
▪
Vaccines
✓
Bio-defense vaccines, e.g., anthrax
✓
Adjuvanted avian flu vaccine
▪
Drug delivery for proteins and peptides (non-injected)
➢
Management’s proven ability to increase stockholder value

 HT Product Portfolio

Bio-E-Gel® (estradiol gel)
  Market Size:
Once daily transdermal gel for treatment of menopausal women
Indication:
Hot flashes, vaginal atrophy, decreased libido and osteoporosis
Symptoms:
 Data from IMS Health [U.S. only 2005)]:
- Estrogentherapy(ET)market: $1.3 billion
- Transdermal segment: about $250 million
 - Estimated to reach $400million in 2008
         NDA submitted Q1 2006
-  Significant reduction in frequency and severity of hot flashes
 -  Three effective doses shown
             -  Lowest effective dose identified
        -  50% lower E than currently on market
-  Launch in 2007
 Status:

Placebo
Bio-E-Gel 0.87g-gel/day (12.5 mcg-E/day)
Bio-E-Gel 1.7g-gel/day (41.0 mcg-E/day)
Bio-E-Gel 2.6g-gel/day (64.0 mcg-E/day)
Mean Change From Baseline
0
-2
-4
-6
-8
-10
-12
*
*
*
Baseline
Week -1
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8
Week 9
Week 10
Week 11
Week 12
Week of Treatment

BioSante Pharmaceuticals

* Statistically significant from placebo p<0.0001 through Week 12 (p=.0002 for Low Dose at Weeks 5 and 6).
   Baseline moderate-to-severe  hot flash rates ranged from 12.9 – 13.5 across treatment groups.
Mean Change From Baseline in Daily Moderate-to-Severe
Hot Flash Rate by Bio-E-Gel® Dosage

Mean Change From Baseline
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
-1.6
-1.8
-2
Placebo
Bio-E-Gel 0.87g-gel/day (12.5 mcg-E/day)
Bio-E-Gel 1.7g-gel/day (41.0 mcg-E/day)
Bio-E-Gel 2.6g-gel/day (64.0 mcg-E/day)
*
*
*
Baseline
Week -1
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8
Week 9
Week 10
Week 11
Week 12
Week of Treatment

BioSante Pharmaceuticals

Severity scale: 1=mild, 2=moderate, 3=severe.
Baseline hot flash rates Severity ranged from 2.3 – 2.4 across treatment groups.
* Statistically significant from placebo p<0.0001, p<0.001 or  p<0.01 through Week 12.
Mean Change From Baseline in Severity of
Hot Flashes by Bio-E-Gel® Dosage

Bio-E-Gel® Marketing Strategy
Expect launch in 2007
•
–
small surface area (upper arm)
–
fast drying (one to two minutes)
–
no residue or evidence of use
Target audience:  the 14,000 high volume prescribing Ob/Gyns in the U.S. who prescribe about 70% of the $1.3 billion market for estrogen therapy
•
Can be launched with approximately 50 sales representatives
•
•
Seeking sales/marketing partner to launch Bio-E-Gel®

LibiGel®  (testosterone gel for women)
   Indication:   Female sexual dysfunction (FSD)
    Symptoms:   Lack of sexual desire, arousal or pleasure
 Market Size:   - 43% of women experience FSD
 - Lack of sexual desire is largest segment
 - P&G’s Intrinsa “patch”
●  approved in Europe; planning launch
● reportedly on hold in U.S.
● P & G “considering options” in U.S
 - Estimate U.S. market above $2 billion
Phase II clinical trial completed - statistical increase in satisfying sexual events
Phase III safety and efficacy protocols to be finalized with FDA
Status:
Phase III to start in late 2006/early 2007 LibiGel potentially could be the first FSD Rx product to market in U.S.
Objective:

Study Design	3 month Phase II 150 mcg/day N=46 SM	6 month Phase III 300 mcg/day N=562 SM	6 month Phase III 300 mcg/day N=533 SM
% increase in sexual events from baseline	238%*	74%*	51%*
# increase active v. pbo	5.0 v. 1.6*	2.13 v. 0.98*	1.56 v. 0.73*
Application site reactions	rare	~ 30%	~ 30%
BioSante/
LibiGel®
P&G/
Intrinsa
P&G/
Intrinsa
*Statistically significant versus baseline and placebo, respectively
 SM = surgically menopausal
Comparative Results

U.S. Demographic View of Menopause
Natural Menopause
Post Menopausal
Millions of Women
70
60
50
40
30
20
10
0
39.49
40.86
49.6
55.13
59.58
1.33
1.5
1.68
1.68
1.52
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
Source: NAMS, C.E. Unterberg, Towbin

Pipeline Potential
The $2.5 billion U.S. hormone therapy market is poised  for growth based on demographics of aging (e.g., menopause)
Female sexual dysfunction could add $2.0 to $4.0 billion

Product	Indication	Pre-Clinical	Early Human Clinical	Late Human Clinical	Marketing
Bio-E-Gel® *(estradiol gel)*	Menopausal symptoms	→	→	→	
LibiGel® *(testosterone gel)*	Female sexual dysfunction	→	→	→	
Bio-T-Gel™ *(testosterone gel)*	Hypogonadism in men	→	→	→	
Bio-E+P-Gel™ *(estradiol + progestogen gel)*	Menopausal symptoms	→	→	→	
LibiGel E/T™ *(estradiol + testosterone gel)*	Female sexual dysfunction	→	→		
CAPBioVant™	Improved vaccines	→	→		
CAP BioOral™/BioAir™	Oral/buccal/inhaled proteins	→			

BioSante Pharmaceuticals

BioSante’s Product Pipeline

BioSante Pharmaceuticals, Inc.
Corporate Summary

Trading Data
➢
American Stock Exchange (Amex)
➢
Common stock outstanding
23.0 million
➢
Warrants ($2.15, $2.75 and $7.00)
3.0 million
➢
Employee options  (average exercise price of $3.61)
1.0 million
➢
Fully diluted shares
27.0 million
BPA

Financial Highlights
➢
Cash at September 30, 2006
Approximately $10.3 million
➢
Burn rate for third quarter 2006
    Approximately $600,000-$650,000/month
➢
No long-term debt

Key Product Development Milestones
•
Bio-E-Gel®
✓
NDA submitted in Q1-2006
✓
three effective doses shown
✓
lowest effective dose identified
✓
launch estimated in 2007
•
LibiGel®
✓
initiate Phase III clinical studies in female sexual dysfunction in 2006/early 2007
•
CaP Bio-Vant™ vaccine adjuvant
✓
pursue continued development of biodefense and avian flu vaccines